UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. 1)

Filed by the registrant:                       /x/

Filed by a party other than the registrant:    / /

Check the appropriate box:

      / /   Preliminary proxy statement
      / /   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      /X/   Definitive proxy statement
      / /   Definitive additional materials
      / /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                     ---------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

      /x/   No fee required.

      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
            (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
            (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
            (5)   Total fee paid:

            --------------------------------------------------------------------

      / /   Fee paid previously with preliminary materials.

      / /   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:
            (2) Form, Schedule or Registration Statement No.:
            (3) Filing Party:
            (4) Date Filed:

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                             ON BEHALF OF ITS FUNDS

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                             COMMONWEALTH JAPAN FUND
                            COMMONWEALTH GLOBAL FUND
                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                                 April 24, 2006

To the Shareholders of the Commonwealth International Trust Family of Funds:

      The Commonwealth International Series Trust (the "Trust") is holding a special meeting of its shareholders on Wednesday, May 31, 2006, at 10:00 a.m.
(cdt) at 5847 San Felipe, Suite 850, Houston, Texas 77057. If a quorum is not present or represented by proxy on that date, the meeting will be adjourned to another date and time without further notice.

      The Trust is a Massachusetts Business Trust, operating as an open end registered management Investment Company. The Trust has previously authorized the division of its shares into four (4) separate series (each a "Fund" and together the "Funds") and currently offers shares of the following Funds to the public: Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund. Each Fund has only one (1) class of stock.

      Enclosed is a proxy statement that has been prepared in anticipation of the May 31, 2006, special meeting of shareholders of all the Commonwealth Funds. Shareholders of each Commonwealth Fund are asked to consider two (2) matters.

      I(a) - (g)  Shareholders of each Fund are asked to approve the revision of the Fund's fundamental investment restrictions in the Fund's Statement of Additional Formation.

      II. Shareholders of each Fund are asked to approve such other business as may properly come before the meeting, or any adjournments thereof.

      This proxy represents an effort to simplify your Fund's investment restrictions. It is a result of many meetings by your Fund's Board of Trustees to consider these proposals. Therefore, to enhance governance and the Board's overseeing of the Funds, which have many operational issues in common, the Board of Trustees, including all the Independent Trustees, believe that each of these proposals set forth herein would be in the best interests of each Fund and recommend that each Fund's shareholders vote FOR them. Please read the enclosed materials, complete and execute the enclosed "Proxy Card" and return it promptly in the enclosed envelope that requires no postage if mailed in the United States.

      Shareholders of record as of the close of business on March 17, 2006 are entitled to vote at the meeting and any related follow-up meetings.

YOU ARE URGED TO VOTE PROMPTLY TO MINIMIZE EXPENSES OF ADDITIONAL SOLICITATIONS.

      As always, we thank you for your confidence and support.

                                               Sincerely,

                                               Jack Ewing, Chairman of the Board

                WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
              PLEASE COMPLETE AND RETURN THE ENCLOSED "PROXY CARD".

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                             ON BEHALF OF ITS FUNDS

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                             COMMONWEALTH JAPAN FUND
                            COMMONWEALTH GLOBAL FUND
                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                5847 San Felipe, Suite 850, Houston, Texas 77057
                            Toll Free: 1-888-345-1898

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             to be held May 31, 2006

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Meeting") of the Commonwealth International Series Trust ("Trust"), which include shareholders of its four (4) series ("Funds"), Commonwealth Australia/New Zealand Fund ("Australia/New Zealand Fund"), Commonwealth Japan Fund ("Japan Fund"), Commonwealth Global Fund ("Global Fund") and the Commonwealth Real Estate Securities Fund ("Real Estate Securities Fund"), will be held at 10:00 a.m. (cdt) on Wednesday, May 31, 2006, at 5847 San Felipe, Suite 850, Houston, Texas 77057 for the following purposes:

      I(a) - (g)  Shareholders of each Fund are asked to approve the revision of the Funds' fundamental investment restrictions in the Funds' proxy statement.

      II. Shareholders of each Fund are asked to approve such other business as may properly come before the meeting, or any adjournments thereof.

      The Board of Trustees has fixed the close of business on March 17, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or at any adjournment(s) thereof.

      Shareholders are requested to complete, date and sign the enclosed form of proxy (whether or not they intend to attend the meeting in person) and to return the proxy promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust who recommends that you vote FOR the proposals.

                                              By Order of the Board of Trustees,


                                              Dave Ganley
                                              Assistant Secretary

Houston, Texas
April 24, 2006

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                             ON BEHALF OF ITS FUNDS

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                             COMMONWEALTH JAPAN FUND
                            COMMONWEALTH GLOBAL FUND
                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                 5847 San Felipe, Suite 850, Houston Texas 77057
                            Toll Free: 1-888-345-1898

                                   ----------

                                 PROXY STATEMENT
                              Dated: April 24, 2006

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held: May 31, 2006

      This proxy statement contains the information you should know before voting on the proposals summarized below.

      In addition, current financial and other information is available in the Funds Annual Report. The Fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the Funds' reports should direct all written requests to the attention of the Fund, at the address listed above, or may call InCap Fund Administration Services at 1-888-345-1898 or visit the Fund's website at www.commonwealthfunds.com.

WHEN IS THE SPECIAL MEETING?

      The Board of Trustees (the "Board") of the Commonwealth International Series Trust (the "Trust") has voted to call a special meeting of all shareholders of each of its four (4) separate series listed above (each a "Fund" and together the "Funds"), in order to seek shareholder approval of the proposals set forth below relating to the Trust. The meeting will be held at the Trust's offices, located at 5847 San Felipe, Suite 850, Houston, Texas 77057 at 10:00 a.m., Central Time, on Wednesday, May 31, 2006, and at any adjournments of the meeting held on a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders. If you expect to attend the meeting in person, please call the Trust at 1-888-345-1898 to inform them of your intentions.

WHO IS ELIGIBLE TO VOTE?

      Shareholders of record of each Fund as of the close of business on March 17, 2006 (the "Record Date") are entitled to vote on all of the business relating to each Fund for which they are a shareholder at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of Proposal No. I. If any other business comes before the shareholder meeting, your shares will be voted at the discretion of the persons named as proxies if you vote FOR Proposal II.

WHAT ITEMS OF TRUST BUSINESS AM I BEING ASKED TO VOTE ON?

      The Board is asking you to approve two (2) proposals: (1) the modification or restatement of the Funds' fundamental investment restriction, as described in the Funds' proxy statement; and (2) such other business as may properly come before the meeting or any adjournments thereof.

WHY AM I BEING ASKED TO VOTE ON THE AMENDMENT AND RESTATEMENT OF THE FUNDS' FUNDAMENTAL RESTRICTIONS?

      The Investment Company Act of 1940, as amended, (the "Act") requires an investment company to adopt certain specified investment restrictions which can be changed only by a shareholder vote. Those restrictions are often referred to as "fundamental" investment restrictions. In the past, fundamental investment restrictions were adopted by the Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. The Funds' Advisor, FCA Corp, and the Board have reviewed each Fund's fundamental investment restrictions with the goal of simplifying and conforming the fundamental investment restrictions of the Commonwealth Funds to the terms of the Act as interpreted or modified from time to time, which will simplify the process of monitoring compliance with fundamental investment restrictions. These Proposals seek shareholder approval of changes that are intended to further this goal and to provide each Fund, consistent with its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

      The proposed revision to the fundamental investment restrictions are discussed in detail below. Upon shareholder approval of these new fundamental investment restrictions each would become effective as soon as practicable after your Fund's prospectus and/or statement of additional information has been supplemented to describe the revised restriction.

      The reference below to modification and restatement is intended to include no-action letters or interpretive positions or releases issued by the staff of the Securities and Exchange Commission or another regulatory agency with jurisdiction over the Funds. The Funds will provide appropriate notification to its shareholders of any material interpretations and/or modifications.

      The Act requires a vote of the shareholders of a fund whenever there is a change in any fundamental investment restriction of the Fund. Accordingly, the proposed change in the Funds' fundamental investment restrictions require your approval under the Act as a shareholder of one or more of the Funds.

HOW WILL THESE CHANGES AFFECT ME AS A FUND SHAREHOLDER?

      The Proposals seek to modify or restate existing fundamental restrictions to conform them to the language of the Act as it may be modified or amended from time to time.

WHICH PROPOSALS APPLY TO ME?

         The table below summarizes each proposal to be presented at the meeting and shows the Funds whose shareholders may vote for each proposal.

                      PROPOSAL                                           WHICH SHAREHOLDERS MAY VOTE
                      --------                                           ---------------------------
I.    Approve the modification or restatement of:

      (a).  The Fund's fundamental investment restriction                All shareholders of each Fund
            relating to the Fund's borrowing as described
            herein.

      (b).  The Fund's fundamental investment restriction                All shareholders of each Fund
            relating to the Fund's portfolio diversification as
            described herein.

      (c).  The Fund's fundamental investment restriction                All shareholders of each Fund
            relating to the Fund's portfolio concentration of
            assets as described herein.

      (d).  The Fund's fundamental investment restriction                All shareholders of each Fund
            relating to the Fund's underwriting of securities
            as described herein.

      (e).  The Fund's fundamental investment restriction                All shareholders of each Fund
            relating to the Fund's real estate investments as
            described herein.

      (f).  The Fund's fundamental investment restriction                All shareholders of each Fund
            relating to the Fund's investments in commodities
            as described herein.

      (g).  The Fund's fundamental investment restriction                All shareholders of each Fund
            relating to the Fund's lending of portfolio securities
            as described herein.

II.   Approve such other business as shall be properly pre-              All shareholders of each Fund
      sented at the meeting or any adjournment thereof.

HOW DO I VOTE?

   Voting By Proxy

      To vote, complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the meeting. Returning your proxy card will not affect your right to attend the meeting and vote.

      The Board has named Dave Ganley and Bonnie Scott, as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing these persons to vote for you at the meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not cast your votes on the proxy card, one of the appointed proxies will vote your shares on each proposal as recommended by the Board. Your vote(s) will be applied only to the Fund(s) for which you are a shareholder and no other Fund. IF YOU OWN SHARES IN MORE THAN ONE FUND, YOU MUST CAST YOUR VOTE FOR EACH FUND.

      If an additional matter is presented for vote at the meeting, one of the appointed proxies will vote in accordance with his or her best judgment if you vote FOR Proposal II. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the meeting other than Proposals I(a)-(g) discussed in this proxy statement.

      If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time BEFORE it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's Secretary in writing, BEFORE the meeting, that you have revoked your proxy, at the following address: Bonnie Scott, Inspector of Election, 5847 San Felipe, Suite 850, Houston Texas 77057

  Voting In Person

      If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the meeting. If you attend the meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS
                       DESCRIBED IN THIS PROXY STATEMENT.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

      A quorum is the number of outstanding shares of each Fund, as of the Record Date, which must be present, in person or by proxy, in order for each Fund to hold a valid shareholder meeting. The Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders for each Fund present in person or by proxy. The Trust's Declaration of Trust requires that the presence, in person or by proxy, of a majority of the outstanding shares of each Fund entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. In the absence of a quorum, the meeting will be adjourned to a later date without further notice. The quorum required for each Fund to hold a valid meeting as to each proposal:

                      PROPOSAL                                       NUMBER OF SHARES REQUIRED FOR QUORUM
                      --------                                       ------------------------------------
I.    Approve the modification or restatement of:

      (a).  The Fund's fundamental investment                  A majority of the outstanding shares of each Fund
            restriction relating to the Fund's                 (as of March 17, 2006)
            borrowing as described herein.

      (b).  The Fund's fundamental investment                  A majority of the outstanding shares of each Fund
            restriction relating to the Fund's portfolio       (as of March 17, 2006)
            diversification as described herein.

      (c).  The Fund's fundamental investment                  A majority of the outstanding shares of each Fund
            restriction relating to the Fund's portfolio       (as of March 17, 2006)
            concentration of assets as described herein.

      (d).  The Fund's fundamental investment                  A majority of the outstanding shares of each Fund
            restriction relating to the Fund's under-          (as of March 17, 2006)
            writing of securities as described herein.

      (e).  The Fund's fundamental investment to the           A majority of the outstanding shares of each Fund
            Fund's real estate investments as described        (as of March 17, 2006)
            herein.

      (f).  The Fund's fundamental investment                  A majority of the outstanding shares of each Fund
            restriction relating to the Fund's investments     (as of March 17, 2006)
            in commodities as described herein.

      (g).  The Fund's fundamental investment                  A majority of the outstanding shares of each Fund
            restriction relating to the Fund's lending         (as of March 17, 2006)
            of portfolio securities as described herein.

II.   Approve such other business as shall be properly         A majority of the outstanding shares of each Fund
      presented at the meeting or any adjournment thereof.     (as of March 17, 2006)

      Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on proposals herein stated unless it has received voting instructions from you. If your broker does not vote your shares on one or more proposals because it has not received instructions from you, those shares will be considered broker non-votes.

      Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

      The votes needed to approve each proposal:

                      PROPOSAL                                       NUMBER OF SHARES REQUIRED TO APPROVE;
                      --------                                       -------------------------------------
I.    Approve the modification or restatement of

      (a).  The Fund's fundamental investment                    The affirmative vote of a majority of the shares
            restriction relating to the Fund's                   entitled to vote of each Fund are required to
            borrowing as described herein.                       approve this Proposal.

      (b).  The Fund's fundamental investment                    The affirmative vote of a majority of the shares
            restriction relating the Fund's portfolio            entitled to vote of each Fund are required to
            diversification as described herein                  approve this Proposal.

      (c).  The Fund's fundamental investment                    The affirmative vote of a majority of the shares
            restriction relating to the Fund's portfolio         entitled to vote of each Fund are required to
            Concentration of Assets   as described herein.       approve this Proposal.

      (d).  The Fund's fundamental investment                    The affirmative vote of a majority of the shares
            restriction relating to the Fund's underwriting      entitled to vote of each Fund are required to
            of securities as described herein.                   approve this Proposal.

      (e).  The Fund's fundamental investment                    The affirmative vote of a majority of the shares
            restriction relating to the Fund's real estate       entitled to vote of each Fund are required to
            nvestments as described herein                       approve this Proposal.

      (f).  The Fund's fundamental investment                    The affirmative vote of a majority of the shares
            restriction relating to the Fund's investments       entitled to vote of each Fund are required to
            in commodities as described herein.                  approve this Proposal.

      (g).  The Fund's fundamental investment                    The affirmative vote of a majority of the shares
            restriction relating to the Fund's lending           entitled to vote of each Fund are required to
            of portfolio securities as described herein.         approve this Proposal.

II.         Approve such other business as shall be              The affirmative vote of a majority of the shares
            properly presented at the meeting or any             entitled to vote of each Fund are required to
            adjournment thereof.                                 approve this Proposal.

      The Act defines a "majority" of the outstanding voting securities of each Fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of each Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

      Broker non-votes will not count as votes cast and will have the effect of votes against each proposal herein set forth.

CAN THE MEETING BE ADJOURNED?

      The appointed proxies may propose to adjourn the meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the meeting, the affirmative vote of a majority of the outstanding shares present at the meeting, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

      Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the "Proxy Costs"). The amount borne by each Fund amounts to approximately the percentage of the net asset value of each Fund in relation to the entire value of the Trust as of March 17, 2006.

WHO DO I CALL IF I HAVE QUESTIONS?

      PLEASE CALL THE TRUST AT 1-888-345-1898 WITH ANY QUESTIONS YOU MAY HAVE RELATING TO THIS PROXY STATEMENT. ALSO, AT YOUR REQUEST, THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND/OR SEMI-ANNUAL REPORT , BY FIRST CLASS MAIL, OR OTHER MEANS DESIGNED TO ASSURE PROMPT DELIVERY, WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

WHICH SHAREHOLDERS MAY VOTE FOR THESE PROPOSALS?

      All shareholders of record as of March 17, 2006 of each Fund may vote their shares of that particular Fund for these proposals.

WHAT IS HAPPENING?

      The Act requires mutual funds to adopt "fundamental investment restrictions" covering certain types of investment practices. The Board of Trustees has determined that it is in the best interest of the Funds that these restrictions be described in conformity with the terms of the Act as interpreted or modified from time to time.

      In Proposal I(a) the Advisor to the Funds and the Board of Trustees recommend that each Fund's fundamental investment restriction relating to the permitted borrowing limits be conformed to the Act as interpreted or modified from time to time. The Funds' current borrowing restriction is more restrictive than the Act and unnecessarily complicates management of the Funds. As disclosed in the SAI and the Prospectus, each dated February 27, 2006, as amended, the Trust has received from the SEC a formal notice of investigation relating to certain activities of the Funds including alleged use of the Funds' line of credit in violation of current restrictions. Specifically, each Fund's current restriction is limited to borrowing as a temporary measure for extraordinary or emergency purposes with a further limit to the lesser of 1/3 of the value of its net assets taken at market value, at the time of borrowing, including the amount borrowed or 10% of its total assets, valued at cost, excluding the amount borrowed. Proposal I(a) is asking the shareholders of each Fund to amend the Fund's borrowing limit by increasing it to 33 1/3 of its total assets valued at the time of the borrowing. It is proposed that the ten percent (10%) of total assets valued at cost, excluding the amount borrowed limit, be deleted. Moreover, the requirement that borrowings be a temporary measure for extraordinary or emergency purposes is proposed to be deleted. The revised borrowing limit permits the Fund to borrow to the full extent permitted by the Act.

      In Proposals I(b)-(g) the Advisor and the Funds' Board of Trustees seek shareholder approval to modify or restate the remaining fundamental investment restrictions to conform each to the language of the Act as interpreted or modified from time to time.

      The Advisor expects the shareholders of the Funds will benefit from the proposed modifications or restatements. The Funds would have borrowing authority to the full extent authorized by the Act comparable to other similar mutual funds enabling the Advisor to maximize the portfolio holdings. The proposed modifications or restatements of the Funds' remaining investment restrictions are also designed to produce a clearer and more concise set of restrictions tailored to conform to the language of the Act as interpreted or modified from time to time.

      It is also anticipated that these modified or restated restrictions will simplify compliance by the Advisor and the Funds as interpreted or modified from time to time by the Act. Due to these factors, the Board of Trustees is recommending that each Fund's shareholders approve the proposals.

      Each current investment restriction, the corresponding proposed restriction or amendment, and the Funds' rationale for the change are set forth below.

      The Board of Trustees believes that it is in the best interest of the Funds that such fundamental restrictions apply to all the Funds under the Trust and seeks approval thereof by all Funds. These proposed amendments are intended to provide the Advisor with greater flexibility in managing the Funds' portfolio. Should shareholders of each Fund approve the proposals, the Funds will continue to be managed subject to the limitations imposed by the Act and the rules and interpretive guidance provided there under, as well as the investment objective, strategies, and policies expressed in the Funds' prospectus and statement of additional information, as amended from time to time.

      Should a particular Fund's shareholders not approve a proposal to modify or clarify, a particular fundamental investment restriction, the Fund's current fundamental investment restriction, as set forth below, would continue to apply unchanged.

                                   PROPOSAL I

Proposal I(a) - Borrowing Money / Issuing Senior Securities.

      Funds to which this Proposal applies: Each Fund

            Each Fund's current restriction reads as follows:

                  "The Fund may not borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks in an amount not to exceed the lesser of 1/3 of the value of its net assets taken at market value, at the time of the borrowing, including the amount borrowed, or 10% of its total assets, valued at cost, excluding the amount borrowed."

                  "The Fund may not issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction."

            If shareholders of a Fund approve Proposal I(a), the Fund's current fundamental investment restrictions on borrowing and issuing senior securities would be modified to read as follows:

                  "The Fund may not issue senior securities or borrow money except as permitted under the Act and as interpreted or modified from time to time."

      Discussion of Proposed Modifications. Each Fund is permitted, consistent with the Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If at any point the Funds assets coverage falls below 300%, the Fund has three (3) calendar days (excluding Sundays and holidays) to make the appropriate adjustments to bring the coverage into compliance. The Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty (60) days and is not extended or renewed.

      The SEC has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund "covers" the agreements by establishing and maintaining segregated accounts. (Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon date and price, which typically reflects the original purchase price plus the current market rate of interest.)

      To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a Fund's net investment income in any given period.

      With respect to senior securities, the Act and regulatory interpretations of relevant provisions of the Act establish the following general limits:
Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Proposal I(b) - Portfolio Diversification.

      Funds to which this Proposal applies: Each Fund

            Each Fund's current restriction reads as follows:

            "The Fund may not with respect to 75% of its total assets, taken at market value at the time of investment, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

            If shareholders of a Fund approve Proposal I(b), the Fund's current fundamental investment restriction relating to portfolio diversification would be modified to read as follows:

                  "The Fund may not make any investment that is inconsistent with its classification as a "diversified" investment company under the Act as interpreted or modified from time to time."

      Discussion of Proposed Modifications. Each Fund is a "diversified" fund under the Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that it will follow in order to qualify as "diversified." The proposed restriction would modify the Funds' fundamental investment restrictions regarding the Fund's classification as a "diversified" fund under the Act to rely on the definition of the term "diversified" in the Act and as interpreted or modified from time to time rather than stating the relevant limitations expressed under current law. Currently, to remain classified as a "diversified" investment company under the Act, each Fund must conform with the following:
With respect to 75% of its total assets, a fund may not invest more than 5% of the fund's total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

Proposal I(c) - Concentration of Assets.

      Funds to which this Proposal applies: Each Fund

            Each Fund's current restriction reads as follows:

                  "The Fund may not purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry or in securities or instruments issued or guaranteed by a single government or its agencies or instrumentalities, or with respect to repurchase agreements secured by such securities or instruments, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities."

            If shareholders of a Fund approve Proposal I(c), the Fund's current fundamental investment restriction relating to the concentration of assets would be modified to read as follows:

                  "The Fund may not concentrate its investments in a particular industry, as that term is used in the Act, as interpreted or modified from time to time."

      Discussion of Proposed Modifications. Each Fund may not invest 25% or more of its total assets, taken at market value as of the date of the investment, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the US). This restriction shall not prevent the Fund from purchasing the securities of an issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the Act and as interpreted or modified from time to time.

Proposal I(d) - Underwriting of Securities.

         Funds to which this Proposal applies: Each Fund

            Each Fund's current restriction reads as follows:

                  "The Fund may not underwrite securities issued by other persons except to the extent that in connection with the purchase of portfolio securities and their later disposition it may be deemed to be an underwriter under the Federal securities laws."

            If shareholders of a Fund approve Proposal I(d), the Fund's current fundamental investment restriction relating to the underwriting of securities would be modified to read as follows:

                  "The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities and as permitted under the Act as interpreted or modified from time to time."

      Discussion of Proposed Modifications. The proposed new restriction would restate the current restriction without making any material changes except to incorporate interpretations or modifications of the Act from time to time.

Proposal I(e) - Real Estate Investments.

      Funds to which this Proposal applies: Each Fund

            Each Fund's current restriction reads as follows:

                  "The Fund may not purchase or sell real estate including limited partnership interests, except the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities."

            If shareholders of a Fund approve Proposal I(e), the Fund's current fundamental investment restriction relating to investments in real estate would be modified to read as follows:

                  "The Fund may not purchase or sell real estate including limited partnership interests (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the right to hold and sell real estate acquired as a result of the Fund's ownership of securities and except as otherwise permitted by the Act as modified or interpreted from time to time)."

      Discussion of Proposed Modifications. The proposed new restriction would restate the current restriction without any material changes except to incorporate interpretations or modifications of the Act from time to time. The Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. Most funds' current fundamental investment restrictions generally prohibit the purchasing or selling of real estate, but except securities secured by real estate or interests therein. Most of the funds also explicitly prohibit the holding or selling of real estate except for real estate acquired as a result of the fund's ownership of securities.

      The proposed restriction would preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate. As a result of exercising its rights attached to real estate-related securities, a Fund could eventually own an interest in real property. If this occurs, the Fund would consider the appropriate action to take with respect to the property, including disposing of the property, consistent with the Fund's best interests.

Proposal I(f) - Commodities.

         Funds to which this Proposal applies: Each Fund

            Each Fund's current restriction reads as follows:

                  "The Fund may not, purchase or sell commodities or commodity contracts [for purposes of this restriction, interest-rate, index and currency futures contracts, options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.]"

            If shareholders of a Fund approve Proposal I(f), the Fund's current fundamental investment restriction relating to investing in commodities would be modified to read as follows:

                  "The Fund may not purchase or sell commodities, except as permitted by the Act, as interpreted or modified from time to time."

      Discussion of Proposed Modifications. Under the proposed policy, each Fund would be permitted to purchase or sell commodities since, currently; the Act does not prohibit investments in physical commodities or contracts related to physical commodities. The investment policy of each Fund is to invest in securities (including futures contracts on securities indices, interest rates or currencies and warrants, swaps, foreign currency spot and forward contracts, and securities seeking to correspond to the day to day movement of a commodity price and other derivative instruments) and not in physical commodities. This policy is not expected to change. Therefore, this amendment is not expected to have any material effect and the Funds will, in the future as in the past, invest in commodities only as a result of the ownership of securities and instruments as permitted by its investment policy.

Proposal I(g) - Lending.

         Funds to which this Proposal applies: Each Fund

            Each Fund's current restriction reads as follows:

                  "The Fund may not make loans to other persons except (a) through the lending of securities held by it and (b) by the purchase of debt securities in accordance with its policies."

            If shareholders of a Fund approve Proposal I(g), the Fund's current fundamental investment restriction relating to the lending of portfolio securities would be modified to read as follows:

                  "The Fund may not make loans to other persons, except
                  (i) loans of portfolio securities; (ii) to the extent that entry into repurchase agreements and the purchase of debt investment instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans; and,
                  (iii) as otherwise permitted by the Act as interpreted and modified from time to time."

      Discussion of Proposed Modifications. To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders. All of the Funds have and will continue to specifically exclude repurchase agreements from their lending restrictions. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The SEC frequently treats these agreements as loans.)

      The proposed restatement will continue, to the full extent permitted under the 1940 Act, to: (1) permit securities lending and the use of repurchase agreements by all the Funds; and (2) allow the Funds to lend money and other assets--thus becoming a creditor--to the full extent permitted under the 1940 Act. The proposed restatement would also conform each Fund's lending policy more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

--------------------------------------------------------------------------------
                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
              Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.

Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.

Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.

--------------------------------------------------------------------------------
          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.


                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                             ON BEHALF OF ITS FUNDS

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                            COMMONWEALTH JAPAN FUND
                            COMMONWEALTH GLOBAL FUND
                    COMMONWEALTH REAL ESTATE SECURITIES FUND

999 999 999 999 99   <--

                                                 SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                     May 31, 2006 - 10:00 A.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints David Ganley and Bonnie Scott and each of them, with full power of substitution, as proxies, and hereby authorizes them to vote as designated on the reverse side, as effectively as the undersigned could do if personally present, all the shares of Commonwealth International Series Trust ("Trust") held of record by the undersigned on March 17, 2006, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on May 31, 2006 at 5847 San Felipe, Suite 850, Houston, Texas 77057.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, the undersigned's vote will be cast FOR the revision of the Fund's fundamental investment restriction relating to the Fund's as described in the Funds proxy statement attached and noted thereunder as Proposals I(a)-(g) (all shareholders of the Fund only). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 24, 2006.

                                           |
                                           |     Dated: __________________, 2006
                                           v

                                   PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY
                              IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.
                              --------------------------------------------------


                              --------------------------------------------------
                              Signature(s)                  (Please Sign in Box)

                              Please sign exactly as your name or names appear below. When shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Trustee or in any other representative capacity, or as a corporate officer, please give full title. Please date the proxy.
|                                                   |
|                                                   |
v                                                   v

  |   Please fill in box(es) as shown using black or blue ink or            |
  |   number 2 pencil.                                                |X|   |
  v   PLEASE DO NOT USE FINE POINT PENS.                                    v

I.    As to the modification or restatement of each
      Fundamental Restriction as follows:               FOR    AGAINST   ABSTAIN
      (Shareholders of each Fund vote on these items.)

      I(a). Borrowing                                    |_|      |_|       |_|

      I(b). Diversification                              |_|      |_|       |_|

      I(c). Concentration assets                         |_|      |_|       |_|

      I(d). Underwriting of Securites                    |_|      |_|       |_|

      I(e). Real Estate investments                      |_|      |_|       |_|

      I(f). Investments in Commodities                   |_|      |_|       |_|

      I(g). Lending                                      |_|      |_|       |_|

II. Approve such other business as shall be properly presented at the meeting or any adjournment thereof.

         Check here if you plan to attend the Meeting.   |_|
                          _______ persons will attend.


|                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.                  |
|                                                                              |
v                                                                              v